EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Brilliant Acquisition, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas DeNunzio, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Thomas DeNunzio

Thomas DeNunzio,

President, Chief Executive Officer,

Principal Financial Officer

Dated: October 15, 2015